UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 22, 2020

TURNING POINT THERAPEUTICS, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-38871	46-3826166
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
10628 Science Center Drive, Suite 200, San Diego, CA		92121
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (858) 926-5251

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	TPTX	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company   ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☒

Item 5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 22, 2020, the Board of Directors (the “Board”) of Turning Point Therapeutics, Inc. (the “Company”), upon recommendation of the Nominating and Corporate Governance Committee of the Board, appointed Garry Nicholson as a Class I director of the Company, and as a member of the Nominating and Corporate Governance Committee and the Compensation Committee of the Board, with a term of office expiring at the 2020 annual meeting of stockholders. There are no arrangements or understandings between Mr. Nicholson and any other person pursuant to which he was selected as a director. In addition, there are no transactions in which Mr. Nicholson has an interest that would require disclosure under Item 404(a) of Regulation S-K.

Pursuant to the Company’s compensation policy for non-employee directors (the “Compensation Policy”), Mr. Nicholson (i) will receive an annual cash retainer of (a) $40,000 for service on the Board, (b) $5,000 for service as a member of the Compensation Committee of the Board and (c) $4,000 for service as a member of the Nominating and Corporate Governance Committee of the Board, and (ii) was granted on the date of his appointment an option to purchase 25,000 shares of the Company’s common stock, which vests monthly over a three-year period. The Compensation Policy also provides for further automatic annual option grants to purchase 12,500 shares of the Company’s common stock on the date of each annual meeting of stockholders, which vest in full on the one-year anniversary of the date of grant. Each of the option grants described above will vest in full in the event of a change in control (as defined in the Company’s 2019 equity incentive plan) provided Mr. Nicholson remains in continuous service with the Company as of immediately prior to such change in control. Mr. Nicholson has also entered into the Company’s standard form of Indemnity Agreement for directors of the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TURNING POINT THERAPEUTICS, INC.

Date: January 23, 2020	By:	/s/ Annette North
Annette North
Executive Vice President and General Counsel